UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2026

TANGER INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Inc.)	(Tanger Inc.)	(Tanger Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tanger Inc.:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Tanger Properties Limited Partnership:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Tanger Inc.: Emerging growth company ☐
Tanger Properties Limited Partnership: Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Tanger Inc.: ☐
Tanger Properties Limited Partnership: ☐

Item 1.01    Entry into a Material Definitive Agreement

On January 6, 2026, Tanger Properties Limited Partnership (the “Operating Partnership”), a majority owned subsidiary of Tanger Inc. (the “Company”), closed on a Fourth Amended and Restated Term Loan Agreement (the "2030 Term Loan Agreement") among the Operating Partnership, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The 2030 Term Loan Agreement provides, among other things, an increase in the maximum amount available to be borrowed under the unsecured term loan from $325 million to $350 million, extends the maturity date from January 13, 2027 to December 11, 2030, adds a delayed draw feature, and eliminates the 10 basis point SOFR credit adjustment spread.

Additionally, the Operating Partnership closed on a Term Loan Agreement (the "2033 Term Loan Agreement") among the Operating Partnership, Toronto Dominion (Texas) LLC, as administrative agent, and the lenders party thereto, for a new unsecured term loan (including a delayed draw feature) with a maximum amount available to be borrowed of $200 million and a maturity date of January 6, 2033. Loans under the 2033 Term Loan Agreement bear interest at an annual rate of SOFR plus an applicable pricing margin based on the Company's credit rating (initially, such pricing being SOFR plus 125 basis points based on the Company's current credit rating).

In addition, the Operating Partnership closed on amendments to each of (i) the Fifth Amended and Restated Credit Agreement dated April 12, 2024 (as amended and/or restated, the "Revolving Credit Agreement") among the Operating Partnership, Bank of America, N.A., as administrative agent, and the lenders party thereto, and (ii) the Fifth Amended and Restated Liquidity Credit Agreement, dated April 12, 2024 (as amended and/or restated, the "Liquidity Credit Agreement") among the Operating Partnership, Bank of America, N.A., as administrative agent, and the lenders party thereto, such amendments in each case removing the 10 basis point SOFR credit adjustment spread and making certain conforming changes from the 2030 Term Loan Agreement and the 2033 Term Loan Agreement.

Each of the 2030 Term Loan Agreement, the 2033 Term Loan Agreement, the Revolving Credit Agreement, and the Liquidity Credit Agreement is guaranteed by the Company pursuant to a guarantee agreement.

The foregoing descriptions of the 2030 Term Loan Agreement, the 2033 Term Loan Agreement, the amendment to the Revolving Credit Agreement, and the amendment to the Liquidity Credit Agreement are qualified in their entirety by reference to the full text of the 2030 Term Loan Agreement, the 2033 Term Loan Agreement, the amendment to the Revolving Credit Agreement, and the amendment to the Liquidity Credit Agreement, which are filed as exhibits 10.1, 10.2, 10.3, and 10.4 hereto, respectively, and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the 2030 Term Loan Agreement.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On January 6, 2026, the Company issued a press release that announced the consummation of the 2030 Term Loan Agreement, the 2033 Term Loan Agreement, the amendment to the Revolving Credit Agreement, and the amendment to the Liquidity Credit Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
10.1#
Fourth Amended and Restated Term Loan Agreement dated as of January 6, 2026, among Tanger Properties Limited Partnership, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

10.2#	Term Loan Agreement dated as of January 6, 2026, among Tanger Properties Limited Partnership, Toronto Dominion (Texas) LLC, as Administrative Agent, and the lenders party thereto.
10.3
Letter Agreement to Fifth Amended and Restated Credit Agreement dated January 6, 2026, among Tanger Properties Limited Partnership, Bank of America, N.A., as Administrative Agent, and the lenders party thereto.

10.4
Letter Agreement to Fifth Amended and Restated Liquidity Credit Agreement dated January 6, 2026, among Tanger Properties Limited Partnership, Bank of America, N.A., as Administrative Agent, and the lenders party thereto.

99.1	Press Release that announced the consummation of the 2030 Term Loan Agreement, the 2033 Term Loan Agreement, the Revolving Credit Agreement, and the Liquidity Credit Agreement.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
# Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2026

TANGER INC.

By:	/s/	Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER INC., its sole general partner

By:	/s/	Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)